Exhibit 99(lxxxii)-2007

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of December 2007 by Nexia Holdings, Inc. (the "Company") to Richard N. Smith, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have an option price set at the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2007 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Richard N. Smith	/s/ Richard Surber
Richard N. Smith, Optionee	Richard Surber, President

Exhibit 99(i)-2008
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 2nd day of January, 2008 by Nexia Holdings, Inc. (the "Company") to Andrew Dunham, a consultant and employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Two Million One Hundred Thousand (2,100,000), shares of the Company's common stock.  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Two Million One Hundred Thousand (2,100,000) Shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Consultant to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time prior to one year from the grant date of this Option.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2007 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Andrew Dunham	/s/ Richard Surber
Andrew Dunham, Optionee	Richard Surber, President

Exhibit 99(ii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January, 2008 by Nexia Holdings, Inc. (the "Company") to Shauna Postma, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock..  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Shauna Postma	/s/ Richard Surber
Shauna Postma, Optionee	Richard Surber, President

Exhibit 99 (iii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January 2008 by Nexia Holdings, Inc. (the "Company") to Fredrick W. Hunzeker, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Fredrick W. Hunzeker	/s/ Richard Surber
Fredrick W. Hunzeker, Optionee	Richard Surber, President

Exhibit 99(iv)

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this     day of January 2008 by Nexia Holdings, Inc. (the "Company") to Pamela Kushlan, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Pamela Kushlan	/s/ Richard Surber
Pamela Kushlan, Optionee	Richard Surber, President

Exhibit 99(v)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January 2008 by Nexia Holdings, Inc. (the "Company") to Morgen Victoria Swenson, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Morgen Victoria Swenson	/s/ Richard Surber
Morgen Victoria Swenson, Optionee	Richard Surber, President

Exhibit 99(vi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January, 2008 by Nexia Holdings, Inc. (the "Company") to John Mortensen, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock..  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ John Mortensen	/s/ Richard Surber
John Mortensen, Optionee	Richard Surber, President

Exhibit 99(vii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January 2008 by Nexia Holdings, Inc. (the "Company") to Guy Cook, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Guy Cook	/s/ Richard Surber
Guy Cook, Optionee	Richard Surber, President

Exhibit 99(viii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January 2008 by Nexia Holdings, Inc. (the "Company") to Michael Golightly, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Michael Golightly	/s/ Richard Surber
Michael Golightly, Optionee	Richard Surber, President

Exhibit 99(ix)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January, 2008 by Nexia Holdings, Inc. (the "Company") to Jared Gold, a consultant and employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock. The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Consultant to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Jared Gold	/s/ Richard Surber
Jared Gold, Optionee	Richard Surber, President

Exhibit 99(x)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January 2008 by Nexia Holdings, Inc. (the "Company") to Jaime Catmull, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Jamie Catmull	/s/ Richard Surber
Jaime Catmull, Optionee	Richard Surber, President

Exhibit 99(xi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 25th day of January 2008 by Nexia Holdings, Inc. (the "Company") to Morgen Victoria Swenson, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Morgen Victoria Swenson	/s/ Richard Surber
Morgen Victoria Swenson, Optionee	Richard Surber, President

Exhibit 99(xii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of January 2008 by Nexia Holdings, Inc. (the "Company") to Megan M. Jesse, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Megan M. Jesse	/s/ Richard Surber
Megan M. Jesse, Optionee	Richard Surber, President

Exhibit 99(xiii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 25th day of January 2008 by Nexia Holdings, Inc. (the "Company") to Michael Golightly, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Michael Golightly	/s/ Richard Surber
Michael Golightly, Optionee	Richard Surber, President

Exhibit 99(xiv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 4th day of February, 2008 by Nexia Holdings, Inc. (the "Company") to Andrew Dunham, a consultant and employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock.  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) Shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Consultant to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time prior to one year from the grant date of this Option.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2007 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Andrew Dunham	/s/ Richard Surber
Andrew Dunham, Optionee	Richard Surber, President

Exhibit 99(xv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February, 2008 by Nexia Holdings, Inc. (the "Company") to Jared Gold, a consultant and employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Five Million (5,000,000), shares of the Company's common stock. The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Five Million (5,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Consultant to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Jared Gold	/s/ Richard Surber
Jared Gold, Optionee	Richard Surber, President

Exhibit 99(xvi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this     day of February 2008 by Nexia Holdings, Inc. (the "Company") to Pamela Kushlan, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Pamela Kushlan	/s/ Richard Surber
Pamela Kushlan, Optionee	Richard Surber, President

Exhibit 99(xvii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 6th day of February 2008 by Nexia Holdings, Inc. (the "Company") to Fredrick W. Hunzeker, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Fredrick W. Hunzeker	/s/ Richard Surber
Fredrick W. Hunzeker, Optionee	Richard Surber, President

Exhibit 99(xviii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February, 2008 by Nexia Holdings, Inc. (the "Company") to Shauna Postma, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock..  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Shauna Postma	/s/ Richard Surber
Shauna Postma, Optionee	Richard Surber, President

Exhibit 99(xix)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February, 2008 by Nexia Holdings, Inc. (the "Company") to John Mortensen, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock..  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ John Mortensen	/s/ Richard Surber
John Mortensen, Optionee	Richard Surber, President

Exhibit 99(xx)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February 2008 by Nexia Holdings, Inc. (the "Company") to Richard N. Smith, a person retained to provide services by the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2007 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Richard N. Smith	/s/ Richard Surber
Richard N. Smith, Optionee	Richard Surber, President

Exhibit 99(xxi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February 2008 by Nexia Holdings, Inc. (the "Company") to Michael Golightly, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Michael Golightly	/s/ Richard Surber
Michael Golightly, Optionee	Richard Surber, President

Exhibit 99(xxii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of March, 2008 by Nexia Holdings, Inc. (the "Company") to Jared Gold, a consultant and employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock. The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Consultant to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Jared Gold	/s/ Richard Surber
Jared Gold, Optionee	Richard Surber, President

Exhibit 99(xxiii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February, 2008 by Nexia Holdings, Inc. (the "Company") to Shauna Postma, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock..  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Shauna Postma	/s/ Richard Surber
Shauna Postma, Optionee	Richard Surber, President

Exhibit 99(xxiv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February 2008 by Nexia Holdings, Inc. (the "Company") to Fredrick W. Hunzeker, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Fredrick W. Hunzeker	/s/ Richard Surber
Fredrick W. Hunzeker, Optionee	Richard Surber, President

Exhibit 99(xxv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this     day of February 2008 by Nexia Holdings, Inc. (the "Company") to Pamela Kushlan, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Pamela Kushlan	/s/ Richard Surber
Pamela Kushlan, Optionee	Richard Surber, President

Exhibit 99(xxvi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February, 2008 by Nexia Holdings, Inc. (the "Company") to John Mortensen, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock..  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ John Mortensen	/s/ Richard Surber
John Mortensen, Optionee	Richard Surber, President

Exhibit 99(xxvii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February 2008 by Nexia Holdings, Inc. (the "Company") to Guy Cook, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Guy Cook	/s/ Richard Surber
Guy Cook, Optionee	Richard Surber, President

Exhibit 99(xxviii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February 2008 by Nexia Holdings, Inc. (the "Company") to Michael Golightly, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Michael Golightly	/s/ Richard Surber
Michael Golightly, Optionee	Richard Surber, President

Exhibit 99(xxix)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February 2008 by Nexia Holdings, Inc. (the "Company") to Jaime Catmull, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Jaime Catmull	/s/ Richard Surber
Jaime Catmull, Optionee	Richard Surber, President

Exhibit 99(xxx)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of February 2008 by Nexia Holdings, Inc. (the "Company") to Anthony Newby, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Nineteen Million Five Hundred Thousand (19,500,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Nineteen Million Five Hundred Thousand (19,500,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Anthony Newby	/s/ Richard Surber
Anthony Newby, Optionee	Richard Surber, President

Exhibit 99(xxxi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of March, 2008 by Nexia Holdings, Inc. (the "Company") to Shauna Postma, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Million (20,000,000), shares of the Company's common stock.  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Million (20,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Shauna Postma	/s/ Richard Surber
Shauna Postma, Optionee	Richard Surber, President

Exhibit 99(xxxii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of March 2008 by Nexia Holdings, Inc. (the "Company") to Fredrick W. Hunzeker, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Five Million (25,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Five Million (25,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Fredrick W. Hunzeker	/s/ Richard Surber
Fredrick W. Hunzeker, Optionee	Richard Surber, President

Exhibit 99(xxxiii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this     day of March 2008 by Nexia Holdings, Inc. (the "Company") to Pamela Kushlan, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Million (20,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Million (20,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Pamela Kushlan	/s/ Richard Surber
Pamela Kushlan, Optionee	Richard Surber, President

Exhibit 99(xxxiv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of March, 2008 by Nexia Holdings, Inc. (the "Company") to John Mortensen, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Five Million (25,000,000), shares of the Company's common stock.  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Five Million (25,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ John Mortensen	/s/ Richard Surber
John Mortensen, Optionee	Richard Surber, President

Exhibit 99(xxxv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of March 2008 by Nexia Holdings, Inc. (the "Company") to Guy Cook, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Five Million (25,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Five Million (25,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Guy Cook	/s/ Richard Surber
Guy Cook, Optionee	Richard Surber, President

Exhibit 99(xxxvi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of March 2008 by Nexia Holdings, Inc. (the "Company") to Michael Golightly, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Five Million (25,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Five Million (25,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Michael Golightly	/s/ Richard Surber
Michael Golightly, Optionee	Richard Surber, President

Exhibit 99(xxxvii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this      day of March, 2008 by Nexia Holdings, Inc. (the "Company") to Andrew Dunham, a consultant and employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Million (20,000,000), shares of the Company's common stock.  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Million (20,000,000) Shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Consultant to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time prior to one year from the grant date of this Option.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Andrew Dunham	/s/ Richard Surber
Andrew Dunham, Optionee	Richard Surber, President

Exhibit 99(xxxviii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 4th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Bradley F. Edwards, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock. The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Bradley F. Edwards	/s/ Richard Surber
Bradley F. Edwards, Optionee	Richard Surber, President

Exhibit 99(xxxix)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 4th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Kristian Bankston, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock. The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Kristian Bankston	/s/ Richard Surber
Kristian Bankston, Optionee	Richard Surber, President

Exhibit 99(xl)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this   day of April, 2008 by Nexia Holdings, Inc. (the "Company") to Jared Gold, a consultant and employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Ten Million (10,000,000), shares of the Company's common stock. The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Ten Million (10,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Consultant to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Jared Gold	/s/ Richard Surber
Jared Gold, Optionee	Richard Surber, President

Exhibit 99(xli)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April, 2008 by Nexia Holdings, Inc. (the "Company") to Shauna Postma, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Million (20,000,000), shares of the Company's common stock.  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Million (20,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Shauna Postma	/s/ Richard Surber
Shauna Postma, Optionee	Richard Surber, President

Exhibit 99(xlii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Fredrick W. Hunzeker, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Five Million (35,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise.  The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Thirty Five Million (35,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Fredrick W. Hunzeker	/s/ Richard Surber
Fredrick W. Hunzeker, Optionee	Richard Surber, President

Exhibit 99(xliii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Pamela Kushlan, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Five Million (25,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Five Million (25,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Pamela Kushlan	/s/ Richard Surber
Pamela Kushlan, Optionee	Richard Surber, President

Exhibit 99(xliv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April, 2008 by Nexia Holdings, Inc. (the "Company") to John Mortensen, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate and grant a bonus to Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Forty Million (40,000,000), shares of the Company's common stock.  The options will have a floating option price set at 50% of the market price at the time of exercise.  The shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Forty Million (40,000,000), shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ John Mortensen	/s/ Richard Surber
John Mortensen, Optionee	Richard Surber, President

Exhibit 99(xlv)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Guy Cook, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Million (30,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Thirty Million (30,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Guy Cook	/s/ Richard Surber
Guy Cook, Optionee	Richard Surber, President

Exhibit 99(xlvi)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Michael Golightly, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Million (30,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Thirty Million (30,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Michael Golightly	/s/ Richard Surber
Michael Golightly, Optionee	Richard Surber, President

Exhibit 99(xlvii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Jaime Catmull, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Million (30,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Thirty Million (30,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Jaime Catmull	/s/ Richard Surber
Jaime Catmull, Optionee	Richard Surber, President

Exhibit 99(xlviii)
STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 14th day of April 2008 by Nexia Holdings, Inc. (the "Company") to Anthony Newby, an employee of the Company ("Optionee") and a Utah resident.

PREMISES

A.
The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Twenty Million (20,000,000), shares of the Company's common stock, par value $0.0001, the options will have a floating option price set at 50% of the market price at the time of exercise. The options and shares issued subject to the options shall be issued pursuant to a registration statement on Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

GRANT

1.
Grant of Options.  The Company hereby grants Optionee the right and option ("Option") to purchase the above described Twenty Million (20,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Form S-8 registration statement in exchange for services provided by Employee to the Company, the options shall vest immediately upon the exercise hereof.

2.
Term of Option.  This Option may be exercised, in whole or in part, at any time within 1 year from the grant date above.  All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3.
Method of Exercising.  This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise.  Shares issued in anticipation of the exercise of the option shall not be deemed as issued and outstanding until such time as the option has been fully exercised by payment of the option of the option price.

4.	Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5.	Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6.
Adjustments to Number of Shares.  The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7.
Limitation on Exercise.  If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8.
Restrictions on Transfer.  The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9.
Record Owner.  The Company may deem the Optionee as the absolute owner of this Option for all purposes.  This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative.  This Option is not assignable.

10.
Shareholder's Rights.  The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11.
Information provided to Optionee.  Optionee hereby acknowledges that he/she has been informed of the web address for or has received a printed copy of the S-8 Registration Statement for the 2008 Employee Benefit Plan for Nexia Holdings, Inc. and the 10(a) prospectus with regard to that benefit plan, prior to signing this agreement

12.	Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Utah.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE	Nexia Holdings, Inc.

/s/ Anthony Newby	/s/ Richard Surber
Anthony Newby, Optionee	Richard Surber, President